UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): July 17, 2025

Talen Energy Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-37388	47-1197305
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
2929 Allen Pkwy, Suite 2200
Houston, TX 77019
(Address of principal executive offices) (Zip Code)
(888) 211-6011
(Registrant’s telephone number, including area code)
Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TLN	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.
Moxie Purchase Agreement

On July 17, 2025, Talen Generation, LLC (“Talen Generation”), an indirect wholly-owned subsidiary of Talen Energy Corporation (the “Company”), entered into a purchase and sale agreement (the “Moxie Purchase Agreement”) with Caithness Energy, L.L.C. (the “Seller”), pursuant to which Talen Generation agreed to purchase from the Seller the indirect ownership interests in the Luzerne Project (as defined below) through the sale, transfer, conveyance and assignment of all of the issued and outstanding interests in Moxie Freedom LLC, a Delaware limited liability company (the “Moxie Interests”), directly or indirectly (pursuant to the conditions of the Moxie Purchase Agreement). Seller, through certain of its subsidiaries, owns and controls a 1,105 MW natural gas fired combined cycle generation project located in Luzerne County, Pennsylvania (the “Luzerne Project”).
As consideration for the transfer of the Moxie Interests (and, indirectly, the Luzerne Project) and the transactions contemplated by the Moxie Purchase Agreement (collectively, the “Moxie Acquisition”), the purchase price shall be $1.46 billion in cash, as adjusted in accordance with the Moxie Purchase Agreement.
The obligations of the parties to complete the Moxie Acquisition are subject to the satisfaction or waiver of customary closing conditions set forth in the Moxie Purchase Agreement. At the closing of the Moxie Acquisition, the Company shall deposit, or cause to be deposited, with an escrow agent a cash deposit equal to 1% of the enterprise value of the Moxie Acquisition to secure the post-closing purchase price adjustments, pursuant to an escrow agreement among the Company, the Seller, and the escrow agent.
Guernsey Purchase Agreement

On July 17, 2025, Talen Generation entered into a purchase and sale agreement (the “Guernsey Purchase Agreement,” and together with the Moxie Purchase Agreement, the “Purchase Agreements”) with Seller and Caithness Apex Guernsey, LLC (“Caithness Apex Guernsey,” and together with Seller, the “Guernsey Sellers”), pursuant to which Talen Generation agreed to purchase from the Guernsey Sellers all of the issued and outstanding interests in Guernsey Power Holdings, LLC, a Delaware limited liability company (such subsidiary, the “Project Holding Company,” and such interests in the Project Holding Company, the “Project Holding Company Interests”). Seller, through its subsidiaries, owns and controls a 1,875 MW natural gas fired combined cycle generation project located in Guernsey County, Ohio (the “Guernsey Project,” and together with the Luzerne Project, the “Generation Projects”).
As consideration for the transfer of the Project Holding Company Interests (and indirectly, the Guernsey Project) and the transactions contemplated by the Guernsey Purchase Agreement (collectively, the “Guernsey Acquisition” and, together with the Moxie Acquisition, the “Acquisitions”), the purchase price shall be $2.33 billion in cash, as adjusted in accordance with the Guernsey Purchase Agreement.
The obligations of the parties to complete the Guernsey Acquisition are subject to the satisfaction or waiver of customary closing conditions set forth in the Guernsey Purchase Agreement. At the closing of the Guernsey Acquisition, the Company shall deposit, or cause to be deposited, with an escrow agent a cash deposit equal to1% of the enterprise value of the Guernsey Acquisition to secure the post-closing purchase price adjustments, pursuant to an escrow agreement among the Company, the Guernsey Sellers, and the escrow agent.
Debt Commitment Letters

In connection with the Acquisitions, Talen Energy Supply, LLC (“TES”), a wholly-owned subsidiary of the Company, entered into debt commitment letters, dated July 17, 2025 (the “Debt Commitment Letters”) with Citigroup Global Markets Inc. and RBC Capital Markets (collectively, the “Commitment Parties”), pursuant to which the Commitment Parties have agreed to provide TES with: (i) senior secured bridge facilities in an aggregate principal amount of up to $1.2 billion; and (ii) senior unsecured bridge facilities in an aggregate principal amount of up to $2.57 billion (collectively, the “Debt Commitment Financing”). The funding of the Debt Commitment Financing is contingent upon the satisfaction of certain conditions set forth in the Debt Commitment Letters.
The foregoing descriptions of the Moxie Purchase Agreement and Guernsey Purchase Agreement and the transactions contemplated thereby are not complete and are qualified in their entirety by reference to the full text of each of the Moxie Purchase Agreement and Guernsey Purchase Agreement, which will be filed as exhibits to a subsequent report of the Company with the U.S. Securities and Exchange Commission (the “SEC”).

Item 7.01. Regulation FD Disclosure.
On July 17, 2025, the Company issued a press release announcing the Acquisitions. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference.
Also on July 17, 2025, as announced in the press release, the Company will be hosting an investor call beginning at 4:30 p.m. Eastern time to discuss the Acquisitions. A copy of the investor call presentation is furnished as Exhibit 99.2 to this Report and is incorporated herein by reference. The investor call webcast and presentation will be available both live and for subsequent replay via the Events page of Talen’s investor relations website at https://ir.talenenergy.com. Information contained on or accessible from Talen’s website is not, and shall not be deemed to be, incorporated by reference into this Report.
The information provided under this Item 7.01 and in Exhibit 99.1 and Exhibit 99.2 to this Report is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act.
Forward-Looking Statements
This Report, including Exhibit 99.1 and Exhibit 99.2, may contain forward-looking statements within the meaning of the federal securities laws, which statements are subject to substantial risks and uncertainties. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this communication, or incorporated by reference into this communication, are forward-looking statements. Throughout this Report, we have attempted to identify forward-looking statements by using words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecasts,” “goal,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” or other forms of these words or similar words or expressions or the negative thereof, although not all forward-looking statements contain these terms. Forward-looking statements address future events and conditions concerning, among other things, statements regarding the proposed Moxie and Guernsey acquisitions, the expected closing of the proposed transactions and the timing thereof, the financing of the proposed transactions, capital expenditures, earnings, litigation, regulatory matters, hedging, liquidity and capital resources and accounting matters. Forward-looking statements are subject to substantial risks and uncertainties that could cause our future business, financial condition, results of operations or performance to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this communication. All of our forward-looking statements include assumptions underlying or relating to such statements that may cause actual results to differ materially from expectations and are subject to numerous factors that present considerable risks and uncertainties.
Forward-looking statements are neither historical facts nor assurance of future performance. Instead, the statements are based on current beliefs, expectations and assumptions regarding the future of the Company’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Company undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
A discussion of certain risks and uncertainties affecting the Company, and some of the factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 and other current and periodic reports, which have been, or will be, filed with the SEC and are, or will be, available in the Investor Relations section of the Company’s website (www.talenenergy.com) and on the SEC’s website (www.sec.gov). Information contained on or accessible from the Company’s website is not, and shall not be deemed to be, incorporated by reference into this Report or any other filings with the SEC.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description.
99.1	Press Release dated July 17, 2025.
99.2	Investor Call Presentation dated July 17, 2025.
104	Cover Page Interactive Data File (cover page XBRL tags embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALEN ENERGY CORPORATION
Date:	July 17, 2025	By:	/s/ Terry L. Nutt
		Name:	Terry L. Nutt
		Title:	Chief Financial Officer
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